THIRD ADDENDUM TO EMPLOYMENT AGREEMENT

This Third Addendum is attached to and made a part of the Employment Agreement ("Employment Agreement") entered into effective December 20, 2012, by and between MVB Financial Corp., a West Virginia corporation ("MVB Financial" or the "Company") and MVB Bank, Inc. ("MVB Bank"), hereinafter collectively referred to as "MVB", and H. Edward Dean, III ("Employee" or "you"), hereinafter referred to collectively as the Parties and individually as a Party.

As of the effective date of this Addendum stated below, the Employment Agreement shall be amended and revised as follows:

1. Subsection 3(b) and Exhibit A of the Employment Agreement shall be **DELETED** and **REPLACED** with the following:

   You shall not be eligible to earn or receive any loan origination or loan-related commissions.

2. Subsection 3(d)(iv) shall be **DELETED** and **REPLACED** with the following:

   (iv) You will receive 74% of 25% of PMG's pre-tax income for the period commencing on January 1, 2017 through December 31, 2017. However, this amount shall first be offset/reduced by all loan-related commissions earned/received by you for the period January 1, 2017 through May 31, 2017 under the Employment Agreement (or previous versions thereof).

3. Subsections 5(b)(v) of the Employment Agreement are **MODIFIED** as follows:

   Provided, however, that Good Cause is not available with respect to any transaction that might result from negotiations that were in place at the time of the signing of this Agreement.

4. Subsection 5(b)(ix) of the Employment Agreement is **DELETED.**

The Parties agree that no changes made and agreed herein shall be construed at any time to amount to or result in Good Reason under the Employment Agreement.

All other terms of the Employment Agreement shall remain in full force and effect unless otherwise modified or amended in writing pursuant to the terms of the Employment Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum and have made if effective as of June 1, 2017.

MVB FINANCIAL CORP.

Signed: ______________________ 6/19/2017 5:37 pm.
By: STEPHEN R. BROOKS
Its: CHAIRMAN

MVB BANK, INC.

Signed: ______________________ 6/19/2017 5:37 pm
By: STEPHEN R. BROOKS
Its: CHAIRMAN

Employee

____
H. Edward Dean, III 6-15-2017